UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2013

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Illinois	333-185041 333-185043 333-185044	20-4718752
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2801 Black Rd., Joliet, Illinois	60435
(Address of principal executive offices)	(Zip code)

(815) 725-0123
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Simultaneous with the closing of the Consolidation on March 12, 2013 (as described below in Item 2.01), First Community Financial Partners, Inc. (the “Company”) entered into employment agreements with certain employees, effective as of the closing of the Consolidation.
Roy C. Thygesen has entered into an Employment Agreement with the Company and First Community Financial Bank (the “Bank”) pursuant to which he will serve as the Chief Executive Officer of the Company and the Bank. He will also be a member of the board of directors of both entities. Mr. Thygesen's employment agreement has an initial term of one year, with automatic one-year renewal terms unless either party gives notice of non-renewal. Mr. Thygesen is entitled to a minimum annual salary of $272,950 pursuant to the agreement, as well as annual performance bonuses, a monthly automobile allowance, a monthly general expense allowance, a monthly life insurance allowance and participation in the Bank's benefit plans. Under the agreement, upon a termination of Mr. Thygesen's employment by the employer without cause or by Mr. Thygesen for good reason, Mr. Thygesen will be entitled to severance payments equal to 100% of his base salary plus annual bonus, payable in 24 equal semi-monthly installments following the date of termination (or in a lump sum if the termination occurs within six months before or two years following a change in control), as well as one year of continued medical coverage. Further under the agreement, in the event of a termination of his employment due to his disability, Mr. Thygesen will be entitled to a lump sum payment equal to 100% of his annual base salary, as well as one year of continued medical coverage and disability and life insurance coverage. In the event of his death, Mr. Thygesen's beneficiaries will be entitled to a lump sum payment equal to 50% of his annual base salary, as well as one year of employer-paid medical coverage. All of the aforementioned severance benefits are contingent upon Mr. Thygesen's (or his beneficiaries', if applicable) execution of a general release of claims. Under the agreement, Mr. Thygesen will be subject to one-year non-solicit restrictive covenants following the termination of his employment. Mr. Thygesen’s employment agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

Patrick J. Roe has entered into an Employment Agreement with the Company and the Bank pursuant to which he will serve as the President and Chief Operating Officer of the Company and the Bank. He will also be a member of the board of directors of both entities. Mr. Roe’s employment agreement has an initial term of one year, with automatic one-year renewal terms unless either party gives notice of non-renewal. Mr. Roe is entitled to a minimum annual salary of $280,000 pursuant to the agreement, as well as annual performance bonuses, a monthly automobile allowance, and participation in the Bank's benefit plans. Under the agreement, upon a termination of Mr. Roe's employment by the employer without cause or by Mr. Roe for good reason, Mr. Roe will be entitled to severance payments equal to 100% of his base salary plus annual bonus, payable in 24 equal semi-monthly installments following the date of termination (or in a lump sum if the termination occurs within six months before or two years following a change in control), as well as one year of continued medical coverage. Further under the agreement, in the event of a termination of his employment due to his disability, Mr. Roe will be entitled to a lump sum payment equal to 100% of his annual base salary, as well as one year of continued medical coverage and disability and life insurance coverage. In the event of his death, Mr. Roe's beneficiaries will be entitled to a lump sum payment equal to 50% of his annual base salary, as well as one year of employer-paid medical coverage. All of the aforementioned severance benefits are contingent upon Mr. Roe's (or his beneficiaries', if applicable) execution of a general release of claims. Under the agreement, Mr. Roe will be subject to one-year non-solicit restrictive covenants following the termination of his employment. Mr. Roe’s employment agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

Glen L. Stiteley has entered into an Employment Agreement with the Company and the Bank pursuant to which he will serve as Chief Financial Officer of the Company and the Bank. The agreement has an initial term of one year, with automatic one-year renewal terms unless either party gives notice of non-renewal. Mr. Stiteley is entitled to a minimum annual salary of $162,750 pursuant to the agreement, as well as annual performance bonuses, and participation in the Bank's benefit plans. Under the agreement, upon a termination of Mr. Stiteley's employment by the employer without cause or by Mr. Stiteley for good reason, Mr. Stiteley will be entitled to severance payments equal to 100% of his base salary plus annual bonus, payable in 24 equal semi-monthly installments following the date of termination (or in a lump sum if the termination occurs within six months before or two years following a change in control), as well as one year of continued medical coverage. Further under the agreement, in the event of a termination of his employment due to his disability, Mr. Stiteley will be entitled to a lump sum payment equal to 100% of his annual base salary, as well as one year of continued medical coverage and disability and life insurance coverage. In the event of his death, Mr. Stiteley's beneficiaries will be entitled to a lump sum payment equal to 50% of his annual base salary, as well as one year of employer-paid medical coverage. All of the aforementioned severance benefits are contingent upon Mr. Stiteley's (or his beneficiaries', if applicable) execution of a general release of claims. Under the agreement, Mr. Stiteley will be subject to one-year non-solicit restrictive covenants following the termination of his employment. Mr. Stiteley’s employment agreement is filed as Exhibit 10.3 and is incorporated by reference herein.

Simultaneous with the closing of the Consolidation, Mr. Donn Domico and Mr. Steven Randich entered into new employment agreements with the Company and the Bank. Mr. Domico serves as Senior Executive Vice President, Head of Commercial Banking of the Bank and Mr. Randich serves as Senior Executive Vice President, Head of Retail Banking of the Bank under their respective employment agreements. Mr. Domico is be entitled to a minimum annual salary of $210,000 and Mr. Randich is be entitled to a minimum annual salary of $190,000 pursuant to their respective agreements, and each is be entitled to annual performance bonuses, a monthly automobile allowance, and participation in the Bank's benefit plans. Mr. Domico is also entitled to a monthly general expense reimbursement allowance of $1,800. Mr. Domico and Mr. Randich is each entitled to severance payments substantially similar to those to which Mr. Stiteley is entitled, on substantially similar terms and conditions. All of the aforementioned severance benefits are contingent upon Mr. Domico and Mr. Randich's (or his beneficiaries', if applicable) execution of a general release of claims. Under the agreement, Mr. Domico and Mr. Randich will be subject to one-year non-solicit restrictive covenants following the termination of their employment. Mr. Domico’s employment agreement is filed as Exhibit 10.4 and is incorporated by reference herein. Mr. Randich’s employment agreement is field as Exhibit 10.5 and is incorporated by reference herein.

The information set forth in Item 3.02 below is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On March 12, 2013, pursuant to the terms and conditions of that certain (1) Agreement and Plan of Merger by and among the Company, Interim First Community Bank of Plainfield (“Interim Plainfield”) and First Community Bank of Plainfield (“FCB Plainfield”) (the “FCB Plainfield Merger Agreement”), (2) Agreement and Plan of Merger by and among the Company, First Community Bank of Joliet (“FCB Joliet”) and First Community Bank of Homer Glen & Lockport (“FCB Homer”) (the “FCB Homer Merger Agreement”), (3) Agreement and Plan of Merger by and among the Company, FCB Joliet and Burr Ridge Bank and Trust (“Burr Ridge”) (the “Burr Ridge Merger Agreement”) and (4) Agreement and Plan of Merger by and among the Company, FCB Joliet and FCB Plainfield (the “Joliet Merger Agreement,” and collectively with the FCB Plainfield Merger Agreement, the FCB Homer Merger Agreement and the Burr Ridge Merger Agreement, the “Merger Agreements”), the Company completed a series of previously announced merger transactions (collectively, the “Consolidation”). Specifically, the Consolidation consisted of the following mergers: (a) the merger of Interim Plainfield with and into FCB Plainfield, which merger resulted in FCB Plainfield becoming wholly owned by the Company, (b) the merger of FCB Homer with and into FCB Joliet, which merger resulted in the independent banking business of FCB Homer ceasing and the FCB Homer business becoming part of FCB Joliet’s banking business, (c) the merger of Burr Ridge with and into FCB Joliet, which merger resulted in the independent banking business of Burr Ridge ceasing and the Burr Ridge business becoming part of FCB Joliet’s banking business and (d) immediately following the consummation of the three mergers described above, the merger of FCB Joliet with and into FCB Plainfield, which resulted in FCB Plainfield becoming the sole surviving bank following the Consolidation, wholly owned by the Company and renamed “First Community Financial Bank.”

Pursuant to the terms of the FCB Plainfield Merger Agreement, each issued and outstanding share of FCB Plainfield common stock (other than shares held in FCB Plainfield’s treasury or owned by the Company or any Company subsidiary) was converted into the right to receive 2.30 shares of Company common stock in exchange for each share of FCB Plainfield common stock, and each issued and outstanding share of FCB Plainfield preferred stock (other than shares held in FCB Plainfield’s treasury or owned by the Company or any Company subsidiary) was converted into the right to receive 305.9 shares of Company common stock in exchange for each share of FCB

Plainfield preferred stock, plus in each case cash in lieu of fractional shares. Pursuant to the FCB Homer Merger Agreement, each issued and outstanding share of FCB Homer common stock (other than shares held in Homer’s treasury or owned by the Company or any Company subsidiary) received 1.20 shares of Company common stock in exchange for each share of FCB Homer common stock, plus cash in lieu of fractional shares. Pursuant to the terms of the Burr Ridge Merger Agreement, each issued and outstanding share of Burr Ridge common stock (other than shares held in the Burr Ridge’s treasury or owned by the Company or any Company subsidiary) received 2.81 shares of Company common stock in exchange for each share of Burr Ridge common stock, plus cash in lieu of fractional shares. The Company also issued restricted stock units in exchange for all outstanding options to acquire shares of common stock of each of FCB Plainfield, FCB Homer and Burr Ridge.

This description of the Consolidation does not purport to be complete and is qualified in its entirety by reference to the Merger Agreements, each of which is incorporated herein by reference to Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4.

A copy of the press release, dated March 12, 2013, announcing the completion of the Consolidation is included as Exhibit 99.1 and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

On March 12, 2013 and in connection with the closing of the Consolidation, the Company completed a private placement offering of $10 million of subordinated indebtedness coupled with warrants to purchase in the aggregate 250,000 shares of Company common stock at a price of $4.00 per share (the “Private Placement”). These securities were offered in denominations of $10,000 per note evidencing the subordinated indebtedness along with a warrant to purchase 250 shares of Company common stock at $4.00 per share. The subordinated indebtedness and warrants were offered to accredited investors by the Company in an offering pursuant to Rule 506 under the Securities Act of 1933.
The subordinated indebtedness will bear interest at a per annum rate equal to 9.0%. Interest on the subordinated indebtedness will accrue from the date of issuance and is proposed to be payable semi-annually, in arrears, on March 31 and September 30 of each year, commencing on March 31, 2013. The subordinated indebtedness will not be convertible into shares of common stock, preferred stock or other equity securities the Company. The subordinated indebtedness will be unsecured subordinated obligations of the Company and will mature on the tenth anniversary from the date of the issuance. At any time on or after the second anniversary of the date of issuance of the subordinated indebtedness, the Company may redeem the subordinated indebtedness, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount of such subordinated indebtedness redeemed, plus accrued and unpaid interest as of and to the date fixed for such redemption, provided, however, that any such redemption will require the prior approval of the Federal Reserve. The warrants will remain outstanding following any such redemption of the subordinated indebtedness, and will have a term of ten years from the date of issuance, whereafter they will expire.
Each warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or after the date of the warrant to and including its expiration date, by surrender of the warrant, with the form of subscription contained therein duly executed by such holder, to the Company (1) accompanied by payment in the amount obtained by multiplying the number of shares of Company common stock designated in such form of subscription by $4.00 or (2) on a net basis without the exchange of any funds pursuant to the terms of the warrant.
This description is qualified in its entirety by reference to the form of warrant attached hereto as Exhibit 4.1.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of Michael Hansen, John Manner and Mark Stofan resigned from the Company’s board of directors on March 12, 2013, effective upon the Consolidation. Effective immediately following the Consolidation and the retirements of Mr. Hansen, Mr. Manner and Mr. Stofan from the board of directors, the board of directors of the Company appointed each of Peter Coules, Jr., Vincent E. Jackson, Daniel Para and Roy C. Thygesen to the Company’s board of directors. Mr. Para is a member of the Company’s compensation committee and Mr. Coules is a member of the Company's audit committee. Mr. Coules, Mr. Jackson and Mr. Thygesen were appointed to serve until the expiration of their respective terms in 2014. Mr. Para was appointed to serve until the expiration of his term in 2015. Each new director will be compensated for his service as a director under the Company’s standard compensation programs for non-employee directors. Additionally, Mr. Coules, Mr. Jackson and Mr. Para had extensions of credit from the Bank and/or its predecessor banks during 2012. All such extensions of credit were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.
On March 12, 2013 upon the closing of the Consolidation, Mr. Thygesen, 55, was also elected as the chief executive officer of First Community and the chief executive officer of First Community Financial Bank.  The information regarding his employment agreement set forth in Item 1.01 above, and his employment agreement filed as Exhibit 10.1, are incorporated by reference herein.  From 2009 to 2013, Mr. Thygesen was the president and chief executive officer, and a director, of Burr Ridge Bank and Trust, of which the Company was a stockholder prior to the Consolidation. From 1993 to 2007, Mr. Thygesen served as regional president of a predecessor to BMO Harris Bank, a banking institution, as well as chief executive officer, president, and a director of several of that organization's wholly owned community bank subsidiaries.  Also on March 12, 2013, upon the appointment of Mr. Thygesen to the position of chief executive officer of the Company, Mr. Roe ceased being the Company's president and chief executive officer and became the Company's president and chief operating officer.
On March 12, 2013, First Community issued subordinated indebtedness in a private placement offering. The subordinated indebtedness was accompanied by warrants to purchase shares of First Community's common stock. Purchasers of the subordinated indebtedness includes an individual retirment account for the benefit of Mr. Thygesen in the amount of $180,000.

Item 8.01. Other Events.
On March 12, 2013, following the closing of the Consolidation and the Company’s receipt of $10 million as a result of Private Placement, the Company redeemed 9,500 shares (the “Shares”) of its outstanding Series B Fixed Rate Cumulative Perpetual Preferred Stock (the “Preferred Stock”) issued by the Company pursuant to the Troubled Asset Relief Program Capital Purchase Program. The Company redeemed the Shares from EJF Capital LLC, a Delaware limited liability company, through one or more of its managed funds or separately managed accounts (collectively, “EJF”). EJF is a third party that purchased 16,824 shares of the Preferred Stock from the United States Department of the Treasury on September 13, 2012. The redemption was pursuant to a Purchase Option Agreement between the Company and EJF effective as of November 21, 2012, and which is incorporated by reference to Exhibit 10.1. The Company redeemed the Shares at a price of $690.00 per share. The total cost of redeeming the Shares was approximately $6.6 million, such amount including accrued and unpaid dividends earned on the Shares through the date of redemption.
A copy of the press release, dated March 12, 2013, announcing the redemption of the Shares is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a)    Financial statements of businesses acquired.
The Company has previously filed the following financial statements: First Community Bank of Plainfield, unaudited financial statements as of and for the nine months ended September 30, 2012 and audited financial statements as of and for each of the years ended December 31, 2011 and 2010; First Community Bank of Homer Glen & Lockport, unaudited financial statements as of and for the nine months ended September 30, 2012 and audited financial statements as of and for each of the years ended December 31, 2011 and 2010; and Burr Ridge Bank and Trust, unaudited financial statements as of and for the nine months ended September 30, 2012 and audited financial statements as of and for each of the years ended December 31, 2011 and 2010. These financial statements, along with management’s discussion and analysis of the financial condition and results of operations were previously filed in the Registration Statements on Form S-4 of First Community Financial Partners, Inc. (File Nos. 333-185041, 333-185043 and 333-185044), as amended.

(b)    Pro forma financial information.
The financial statements required by Item 9.01(b) are filed as Exhibit 99.2 and is incorporated by reference herein.

(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., Interim First Community Bank of Plainfield and First Community Bank of Plainfield (incorporated herein by reference to Exhibit 2.1 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.2
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., First Community Bank of Joliet and First Community Bank of Homer Glen & Lockport (incorporated herein by reference to Exhibit 2.2 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.3
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., First Community Bank of Joliet and Burr Ridge Bank and Trust (incorporated herein by reference to Exhibit 2.3 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.4
Agreement and Plan of Merger, dated as of August 27, 2012, by and between First Community Bank of Joliet and First Community Bank of Plainfield (incorporated herein by reference to Exhibit 2.4 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

4.1	Form of warrant.
4.2
In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments respecting long-term debt of the registrant have been omitted but will be furnished to the Securities and Exchange Commission upon request.

10.1	Employment Agreement by and among Roy C. Thygesen, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.2	Employment Agreement by and among Patrick J. Roe, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.3	Employment Agreement by and among Glen L. Stiteley, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.4	Employment Agreement by and among Donn Domico, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.5	Employment Agreement by and among Steven Randich, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.6
TARP Securities Purchase Option Agreement, dated as of November 8, 2012, by and between EJF Capital LLC and First Community Financial Partners, Inc., effective as of November 21, 2012 (incorporated herein by reference to Exhibit 10.16 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

23.1	Consent of McGladrey LLP
99.1	Press release dated March 12, 2013
99.2	Unaudited pro forma financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2013
First Community Financial Partners, Inc.

	By:	/s/ Glen L. Stiteley___________________________
Name: Glen L. Stiteley Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., Interim First Community Bank of Plainfield and First Community Bank of Plainfield (incorporated herein by reference to Exhibit 2.1 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.2
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., First Community Bank of Joliet and First Community Bank of Homer Glen & Lockport (incorporated herein by reference to Exhibit 2.2 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.3
Agreement and Plan of Merger, dated as of August 27, 2012, by and among First Community Financial Partners, Inc., First Community Bank of Joliet and Burr Ridge Bank and Trust (incorporated herein by reference to Exhibit 2.3 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

2.4
Agreement and Plan of Merger, dated as of August 27, 2012, by and between First Community Bank of Joliet and First Community Bank of Plainfield (incorporated herein by reference to Exhibit 2.4 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

4.1	Form of warrant.
4.2
In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments respecting long-term debt of the registrant have been omitted but will be furnished to the Securities and Exchange Commission upon request.

10.1	Employment Agreement by and among Roy C. Thygesen, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.2	Employment Agreement by and among Patrick J. Roe, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.3	Employment Agreement by and among Glen L. Stiteley, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.4	Employment Agreement by and among Donn Domico, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.5	Employment Agreement by and among Steven Randich, First Community Financial Partners, Inc. and Fist Community Financial Bank, effective as of March 12, 2013.
10.6
TARP Securities Purchase Option Agreement, dated as of November 8, 2012, by and between EJF Capital LLC and First Community Financial Partners, Inc., effective as of November 21, 2012 (incorporated herein by reference to Exhibit 10.16 to First Community Financial Partners, Inc.’s Registration Statement on Form S-4 (Registration No. 333-185041)).

23.1	Consent of McGladrey LLP
99.1	Press release dated March 12, 2013
99.2	Unaudited pro forma financial information.

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